                                                                  EXHIBIT 10.1.3

                            AMENDMENT NUMBER THREE TO
                           LOAN AND SECURITY AGREEMENT

         THIS AMENDMENT NUMBER THREE TO LOAN AND SECURITY AGREEMENT, dated as of December 19, 2001 (this "Amendment"), amends that certain Loan and Security Agreement, dated as of February 4, 1999 (as amended from time to time, the "Loan Agreement"), by and between AMERIVISION COMMUNICATIONS, INC., an Oklahoma corporation ("Borrower"), on the one hand, and COAST BUSINESS CREDIT, a division of Southern Pacific Bank, a California corporation ("Coast"), on the other hand. All initially capitalized terms used in this Amendment shall have the meanings ascribed thereto in the Loan Agreement unless specifically defined herein.

                                    RECITALS

         WHEREAS, Borrower has requested that Coast temporarily waive an existing Event of Default under the Loan Agreement pursuant to the terms and provisions set forth in this Amendment;

         WHEREAS, Borrower and Coast wish to amend the Loan Agreement pursuant to the terms and provisions set forth in this Amendment; and

         NOW, THEREFORE, the parties hereto agree as follows:

                                TEMPORARY WAIVER

                  Pursuant to Section 8.3(6) of the Schedule to the Loan Agreement, as amended, Borrower was required to engage a national accounting firm, acceptable to Lender, for the preparation of Borrower's December 31, 2000 fiscal year-end financial statements. The time period for compliance with this requirement has been extended on two previous occasions with the last extension expiring on September 30, 2001. Borrower's failure to comply with such requirement as of September 30, 2001 is an Event of Default. Borrower has requested, and Coast hereby consents to, a further extension through March 31, 2002 in which to comply with such requirement.

                                   AMENDMENTS

                  Section 1. AMENDMENT TO SECTION 1 OF THE AGREEMENT TO ADD A DEFINITION FOR "DEBT". The following definition of "Debt" is hereby added to the definitions set forth in Section 1 of the Agreement:

         ""Debt" means, as of the date of determination, the sum, but without duplication, of any and all of Borrower's: (i) indebtedness heretofore or hereafter created, issued, incurred or assumed by such Borrower (directly or indirectly) for or in respect of



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         money borrowed; (ii) all obligations arising out of capital leases; and
         (iii) all obligations for the deferred purchase price of property or services."

                  Section 2. AMENDMENT TO SECTION 1 OF THE AGREEMENT TO ADD A DEFINITION FOR "DEBT SERVICE COVERAGE RATIO". The following definition of "Debt Service Coverage Ratio" is hereby added to the definitions set forth in Section 1 of the Agreement:

         ""Debt Service Coverage Ratio" means the ratio, for any time period, whose numerator is the difference between EBITDA and the sum of unfinanced a) capital expenditures and b) cash income taxes paid, and whose denominator is all principal payments (less principal payments formally deferred and subordinated to Coast) and interest payments (less interest payments formally deferred or paid in kind) made by Borrower on Debt."

                  Section 3. AMENDMENT TO SECTION 2.1 OF THE SCHEDULE TO THE LOAN AGREEMENT REGARDING THE MAXIMUM DOLLAR AMOUNT. The first paragraph of
Section 2.1 of the Schedule to the Loan Agreement is hereby amended by deleting such paragraph in its entirety and replacing it with the following:

                  "Loans in a total amount at any time outstanding not to exceed the lesser of a total of Twenty Eight Million Five Hundred Dollars ($28,500,000) at any one time outstanding (the "Maximum Dollar Amount"), or the lesser of (a) [as set forth in Amendment Number One dated September, 1999] and (b) [as set forth in Amendment Number Two dated May 10, 2000] below:"

                  Section 4. AMENDMENT TO ADD A NEW SECTION 8.1(8) TO THE SCHEDULE TO THE LOAN AGREEMENT. The following Section 8.1(8) is hereby added to the Schedule to the Loan Agreement:

         "8. As measured quarterly, commencing with the quarterly period ending March 31, 2002, Borrower shall maintain an ongoing minimum Debt Service Coverage Ratio, for the immediately preceding trailing three (3) month period, as follows:

                  Quarterly Period Ending            Applicable Debt Service Coverage Ratio
                  -----------------------            --------------------------------------
                  March 31, 2002                     1.10:1.00

                  June 30, 2002, and all
                  subsequent quarterly
                  periods                            1.25:1.00"

                  Section 5. AMENDMENT TO SECTION 8.3(6) OF THE SCHEDULE TO THE LOAN AGREEMENT REGARDING ANNUAL FINANCIAL STATEMENTS. Section 8.3(6) of the Schedule to the Loan Agreement is hereby amended by deleting such paragraph in its entirety and replacing it with the following:



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

                  "On an ongoing basis, annual financial statements, as soon as available, and in any event within ninety (90) days following the end of Borrower's fiscal year, containing the unqualified opinion of, and certified by, a certified public accounting firm acceptable to Coast."

                  Section 6. CARRIER RESERVES. Pursuant to the terms of the Loan Agreement, Coast is entitled to institute and maintain Carrier Reserves for the payment of carrier accounts payable. Such a reserve is currently maintained for accounts payable owing to WorldCom and Broadwing. We understand that Borrower may wish to obtain services from additional carriers in the future. Coast agrees to reduce the amount of Carrier Reserves for WorldCom once WorldCom agrees in writing to reduce the reserve requirement currently contained within the Intercreditor Agreement between Coast and WorldCom. Thereafter, the Carrier Reserve for WorldCom will be equal to the Reserve amount required by WorldCom. Furthermore, Carrier Reserves for all other carriers of Borrower will be based on the requirements of each individual carrier, but in no event to be less than Five Hundred Thousand Dollars ($500,000). The amount of reserves required by the carriers is limited to no more than One Million Dollars ($1,000,000) in aggregate at any time without prior Coast written approval. In connection with the exercise by Coast of its discretion, Coast expressly reserves the right to increase the amount of Carrier Reserves if Borrower's payments to any of its carriers become delinquent at any time in the future.

                  Section 7. CONDITIONS PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon the receipt by Coast of:

                  (1)  a fully executed copy of this Amendment; and

                  (2) a fully executed copy of that certain Amendment Number Two to Syndicated Lender Rider.

                  Section 8. ENTIRE AGREEMENT. The Loan Agreement, as amended hereby, embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. Borrower represents, warrants and agrees that in entering into the Loan Agreement and consenting to this Amendment, it has not relied on any representation, promise, understanding or agreement, oral or written, of, by or with, Coast or any of its agents, employees, or counsel, except the representations, promises, understandings and agreements specifically contained in or referred to in the Loan Agreement, as amended hereby.

                  Section 9. CONFLICTING TERMS. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Loan Agreement, the terms of this Amendment shall govern. In all other respects, the Loan Agreement, as amended and supplemented hereby, shall remain in full force and effect.



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                  Section 10. MISCELLANEOUS. This Amendment shall be governed by and construed in accordance with the laws of the State of California. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any party hereto may execute this Amendment by signing such counterpart.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

                                       BORROWER:

                                       AMERIVISION COMMUNICATIONS, INC.,
                                       An Oklahoma corporation


                                       By /s/ KENNETH R. KOLEK
                                         ---------------------------------------
                                         President

                                       By /s/ DAVID GROSE
                                         ---------------------------------------
                                         Secretary or Ass't Secretary



                                       COAST:

                                       COAST BUSINESS CREDIT,
                                       A DIVISION OF SOUTHERN PACIFIC BANK


                                       By /s/ JOHN WATKINS
                                         ---------------------------------------
                                       Title Vice President
                                            ------------------------------------



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